SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: December 3, 2003


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                    (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                    63301
(Address of Principal Executive Offices)                  (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              ---------------------

Item 7.  Financial Statements and Exhibits.

Exhibit Number             Description


99.1 Text of Press Release dated December 3, 2003 issued by LMI Aerospace, Inc. (the "Company"), announcing the Company's entering into a long-term contract with Bombardier.

99.2 Text of Press Release dated December 3, 2003 issued by the Company, announcing the appointment of two independent directors to the Company's Board of Directors and the naming of two key positions within the organization.


Item 9.  Regulation FD Disclosure.

     On December 3, 2003, the Company issued a press release announcing the award to the Company of a multi-year contract from Bombardier Aerospace. A copy of this press release is attached hereto as Exhibit 99.1.

     Also on December 3, 2003, the Company issued a press release announcing the appointment of two independent directors to serve on the Company's Board of Directors and the naming of two key positions within the organization. A copy of this press release is attached hereto as Exhibit 99.2.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 2003

                                    LMI AEROSPACE, INC.


                                    By: /s/ Lawrence E. Dickinson
                                    -------------------------------------------
                                    Lawrence E. Dickinson
                                    Chief Financial Officer and Secretary